UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 29, 2008

Anixter International Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5989	94-1658138
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2301 Patriot Blvd, Glenview , Illinois		60026
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	224-521-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On January 29, 2008, Anixter International Inc. (the "Company") reported its results for the fiscal quarter ended December 28, 2007. The Company’s press release, dated January 29, 2008, is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibits

99.1 Press Release, dated January 29, 2008, issued by Anixter International Inc.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anixter International Inc.

January 30, 2008	By:	Dennis J. Letham

Name: Dennis J. Letham
Title: Executive Vice President-Finance and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.01	Press Release, dated January 29, 2008, issued by Anixter International Inc.